Aspiriant Trust

Aspiriant Risk-Managed Equity Allocation Fund

Supplement dated October 25, 2022 to the Prospectus dated August 1, 2022

This supplement updates information in the Prospectus for the Aspiriant Risk-Managed Equity Allocation Fund (the “Fund”) and should be read in conjunction with the Prospectus.

Effective October 25, 2022, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) began serving as a sub-adviser for the Fund’s quality strategy. Located at 40 Rowes Wharf, Boston, Massachusetts 02110, GMO was organized in 1977 and provides a broad range of investment management advisory services, predominantly to institutional clients. As of May 31, 2022, GMO had approximately $64.7 billion in assets under management. For the services provided pursuant to its sub-advisory agreement, GMO is entitled to a fee at an annual rate based on the average daily net assets of the Fund that it manages. Such fee is paid to GMO by the Fund’s investment adviser out of the advisory fee it receives from the Fund. The Fund’s semi-annual report dated September 30, 2022, will provide information regarding the basis of the Fund’s Board of Trustees’ approval of GMO’s sub-advisory agreement.

Below is information regarding the portfolio managers responsible for the day-to-day management of the assets of the Fund allocated to GMO:

Tom Hancock is the head of the Focused Equity team, a portfolio manager for GMO’s Quality Strategies and a partner of the firm. Previously, Mr. Hancock was co-head of GMO’s Global Equity team. Prior to joining GMO in 1995, he was a research scientist at Siemens and a software engineer at IBM. Mr. Hancock holds BS and MS degrees from Rensselaer Polytechnic Institute and a PhD in Computer Science from Harvard University.

Anthony Hene is a portfolio manager for GMO’s Quality Strategies. Mr. Hene is a member of the Focused Equity team and a partner of the firm. Previously, he was engaged in portfolio management within GMO’s Global Equity team. Mr. Hene joined GMO full-time in 1995. He has an MSc in Biochemistry from the University of Oxford and is a CFA charterholder.

Ty Cobb is a portfolio manager for GMO’s Quality Strategies. Mr. Cobb is a member of the Focused Equity team and a partner of the firm. Previously, he led the fundamental research group for GMO’s Global Equity team. Prior to joining GMO in 1997, he worked at Brown Brothers Harriman. Mr. Cobb received a bachelor’s degree in Economics/Russian Language from Bucknell University and an MS in Finance from Suffolk University. He is a CFA charterholder.

Please retain this supplement for future reference.

Aspiriant Trust

Aspiriant Risk-Managed Equity Allocation Fund

Supplement dated October 25, 2022

to the Statement of Additional Information dated August 1, 2022

This supplement updates information in the Statement of Additional Information (“SAI”) for the Aspiriant Risk-Managed Equity Allocation Fund (the “Fund”) and should be read in conjunction with the SAI.

Effective October 25, 2022, Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) began serving as a sub-adviser to the Fund. GMO is an independent private company owned by its active and retired partners. For the services provided pursuant to its sub-advisory agreement, GMO is entitled to a fee at an annual rate based on the average daily net assets of the Fund that it manages. Such fee is paid to GMO by the Fund’s investment adviser out of the advisory fee it receives from the Fund.

Other Accounts Managed. The portfolio managers responsible for the day-to-day management of the Fund are Tom Hancock, Anthony Hene and Ty Cobb. In addition to managing assets of the Fund, Messrs. Hancock, Hene and Cobb manage or advise other accounts on behalf of GMO. The table below provides information as of June 30, 2022, about the other accounts over which the portfolio manager has day-to-day investment responsibility.

Portfolio Manager	Total Accounts	Accounts With Performance- Based Fees
	Number	Assets (in millions)	Number	Assets (in millions)
Tom Hancock
Registered Investment Companies	4	$11,435	-	$-
Other Pooled Investment Vehicles	8	$1,426	1	$25
Other Accounts	11	$5,426	2	$850
Anthony Hene
Registered Investment Companies	2	$8,501	-	$-
Other Pooled Investment Vehicles	3	$415	-	$-
Other Accounts	8	$5,004	2	$850
Ty Cobb
Registered Investment Companies	2	$8,501	-	$-
Other Pooled Investment Vehicles	3	$415	-	$-
Other Accounts	8	$5,004	2	$850

Compensation. The compensation of each portfolio manager consists of a fixed annual base salary and a discretionary bonus and, in the case of portfolio managers who are partners, a partnership interest in the firm’s profits. Base salary is determined by taking into account current industry norms and market data to ensure that GMO pays a competitive base salary. The discretionary bonus is paid on the basis of a number of factors, including features designed to align the compensation of the portfolio managers with the performance of the accounts they manage, such as the Fund, over various periods. The performance of the Fund relative to an index (which may or may not be the Fund’s benchmark) may be considered. Such features are intended to promote a closer alignment of interests between those accounts and the portfolio managers managing those accounts. Individual portfolio managers may, however, have some or all of the same economic incentives that GMO itself may have when GMO is eligible to earn a performance fee. Specifically, even if GMO is not earning or eligible to earn a performance fee, individual portfolio managers may have compensation-related incentives to make riskier investments, pursue riskier strategies, seek less downside risk when the Fund has outperformed its benchmark and allocate superior investment ideas to GMO client accounts capable of generating higher performance-related compensation. The level of partnership interest is determined by taking into account the individual’s contribution to GMO. Because each portfolio manager’s compensation is based, in part, on his or her individual performance, GMO does not have a typical percentage split among base salary, bonus and other compensation.

Material Conflicts of Interest. Conflicts of interest may arise in GMO’s side-by-side management of multiple accounts. It is the policy of GMO to seek to ensure that no client account is given inappropriate preferential treatment over another client account. GMO believes it effectively manages the conflicts that exist as a result of side-by-side management in the way that it has organized and focused its business, and through strong internal controls and procedures. GMO’s standards and procedures are designed so that over time accounts, regardless of an account’s fee type, are not likely to be systematically advantaged or disadvantaged due to the order placement/execution process. In furtherance of treating all clients equitably, trades are placed as block trades where possible. Block trades on any given day generally will be allocated among participating accounts pro-rata to the original order size for the accounts. With regard to limited offerings (IPOs), each investment team must be particularly diligent to ensure that these offerings are allocated equitably among accounts eligible to participate. It is generally expected GMO will give consideration to all eligible accounts when allocating an IPO or other limited offering among accounts in the same strategy or mandate. If more than one investment team will participate in a limited offering, the trade must be allocated and executed on a coordinated basis.

Ownership of Fund Shares. Messrs. Hancock, Hene and Cobb do not own any shares of the Fund.

Proxy Voting. Subject to the supervision of the Fund’s Board of Trustees, the Fund has delegated authority to vote proxies to its investment adviser, which has delegated such authority to the sub-advisers with respect to the assets of the Fund each manages. GMO’s proxy voting policy and procedures are attached.

Please retain this supplement for future reference.